OLD WESTBURY FUNDS, INC.

Annual Report

October 31, 1998

  Bessemer Trust
------------------
Investment Advisor


                                                OLD WESTBURY CORE EQUITIES FUND
                                                    INVESTMENT ADVISOR'S REPORT
                                                                  November 1998
-------------------------------------------------------------------------------
  On a total return basis, the Old Westbury Core Equities Fund was up 0.1%* since its inception on March 2, 1998 through October 31, 1998, compared to a 5.7% increase in the Standard & Poor's ("S&P") 500 Index.** Because the Fund is so small, performance is easily distorted by the flow of monies into the Fund. In particular, large share purchases made near an interim peak in the stock market can negatively affect a small fund over a short time period should the market subsequently decline as it did in the July-September quarter. Going forward, these problems should now be behind us.

  The fourth calendar quarter of 1998 began on a sour note with U.S. equities testing their lows of late August. While it appeared this test would be successful, an unexpected interest rate cut by the Federal Reserve Board ("Fed") on October 15, 1998, changed the whole dynamics. Any concerns that investors might have had about a near term recession had to be shelved and the stock market immediately responded by climbing to new highs in the ensuing weeks.

  The Fed's aggressive moves to lower interest rates caused us to substantially revise our thinking. Near term prospects of a domestic slowdown had to be discarded and prospects for a renewed surge in consumer spending rose significantly. At the same time, our on-going conversations with corporations revealed that while capital spending for bricks and mortar would decline in 1999, spending for technology was only being reduced in a few isolated instances and was actually being increased for many companies as the Year 2000 came even closer. We concluded that spending for personal computers, data processing, and telephone infrastructure would remain strong. Consequently, we reversed ourselves and poured money into technology stocks taking our positions up to 20% of the portfolio. In a nutshell, our dominant investment move of 1998 was to switch out of financial stocks and into technology companies.

  Looking ahead to 1999, we are more optimistic than most observers. We expect the momentum of the fourth calendar quarter to carry over into
-----------
 * Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The S&P 500 Index is an unmanaged index comprised of stocks in industry, transportation, financial and public utility companies. Investments cannot be made in an index.


OLD WESTBURY CORE EQUITIES FUND
INVESTMENT ADVISOR'S REPORT
November 1998 (Continued)
-------------------------------------------------------------------------------

the initial three months of the coming year. While many anticipate a worldwide slowdown next year, we think just the opposite may occur. Domestically, this long lasting economic expansion rolls along. Even as corporate restructurings continue to result in layoffs, demand for workers, particularly in the service sector, booms and non-farm payrolls steadily move higher. We are forecasting solid growth from Europe and a resulting strong demand for U.S. products. In the Far East, things may not be great, but they are not getting any worse. The recovery of the Pacific Rim countries may be slow and arduous, but it has started. Latin America, especially Brazil, remains troublesome; however, we believe this region will hold together.

  Today, it is fashionable to forecast corporate profits to be flat-to-down in the next twelve months. We do not share this view. Some special factors account for the recent decline in overall corporate profitability. Specifically, the banks and brokerage companies took large writedowns in their trading positions as world financial markets tumbled over the summer, the energy companies had sharp declines in earnings as oil fell $9/barrel year-over-year, and General Motors' bottom line suffered from its long strike. We would expect the first and third of these three factors to be absent next year and oil should not drop another $9/barrel. With the dollar having weakened against the major currencies, the multinationals should begin to see currency changes adding to, rather than subtracting from, their earnings. At this time, we are anticipating a 5-7% gain in S&P earnings in 1999.

  The sharp recovery of the stock market from the autumn lows ought to be sustained as investors remain confident and funds flow into 401(K)s and other savings plans as the new year begins. We think that market leadership will remain narrow with those companies that are able to show strong earnings growth moving toward higher valuations. Characteristically, these companies are most likely to dominate their industries, be the low cost producer, have the best technology, or have the freedom to raise prices. These types of companies epitomize our portfolio. Despite everything that occurred the average earnings increase of our portfolio in the third quarter was 20%--in line with what we have achieved for some time. We feel that this same rate of profit growth is sustainable into the new year.

  We appreciate your support of this Fund and believe everyone should be well rewarded over time as the earnings dynamics ought to lead to higher valuations. The initial start-up pains are now behind us, and the Fund has reached sufficient size that purchases and sales of its shares should no longer have a disproportional impact on performance.


                                                 OLD WESTBURY CORE EQUITIES FUND
                                                     INVESTMENT ADVISOR'S REPORT
                                                    October 31, 1998 (Concluded)
--------------------------------------------------------------------------------

See Appendix A.1.



AVERAGE TOTAL RETURNS
FOR THE PERIOD ENDED OCTOBER 31, 1998*

  OLD WESTBURY CORE EQUITIES FUND
  -------------------------------
  Since Inception (March 2, 1998).......................................... 0.1%

  S&P 500 INDEX
  -------------
  (March 1, 1998 to October 31, 1998)...................................... 5.7%

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The chart above illustrates the total value of a $10,000 investment from inception with dividends and capital gains reinvested. The S & P 500 Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio.


OLD WESTBURY GROWTH OPPORTUNITY FUND
INVESTMENT ADVISOR'S REPORT
November 1998
-------------------------------------------------------------------------------
  The equity market the past several months has experienced dramatic changes in price level which has resulted in a roller coaster effect in investor sentiment. During April through July while the Dow Jones Industrials and Standard & Poor's ("S&P") 500 Index* made new highs investors were quite optimistic even as the broad market as measured by breadth (issues advancing versus issues declining) began to deteriorate. Beginning in April the stocks within the Old Westbury Growth Opportunity Fund ("Growth Opportunity") reflected this weakening which was not surprising given that the portfolio had appreciated over 40% the previous twelve months. Through a process of reducing positions in stocks that were overvalued or whose fundamentals were deteriorating, the cash component of the portfolio increased from low single digits to over 20% in August. Beginning in July the broad market experienced a very significant decline, and by October the average stock had declined almost 50% from its recent high. The Dow Jones Industrials and the S&P 500 were down also but less than 20% from their high. This disparity in performance highlights two factors. First, the S&P 500 and the Nasdaq indices are poor proxies for the broad market because they are market weighted and reflect the movement of the largest stocks. Second, investors continue to favor large capitalization stocks over small caps. The preference for larger stocks in fact has been so strong that two of the three worst periods of underperformance of small caps versus large caps have occurred in the past 30-months. For the twelve months ending October 8, 1998, the Russell 2000 Index** (small cap index) had underperformed the S&P 500 by over 33 percentage points. Although small cap stocks have performed better since October 8, the Russell 2000 remains more than 30 percentage points behind the S&P 500 for the year to date.

  As a result of these two periods of underperformance, the valuation of small cap stocks has never been more attractive compared to the S&P 500. Seldom do small cap stocks sell at lower earnings multiples than the S&P 500 stocks, as they now do. As a result of the sharp decline in prices Growth
-----------
 * The S&P 500 Index is an unmanaged index comprised of stocks in industry, transportation, financial and public utility companies. Investments cannot be made in an index.

** Russell 2000 Index is a broadly diversified unmanaged index consisting of approximately 2,000 small capitalization common stocks that can be used to compare the total return of funds whose portfolios are invested primarily in small capitalization stocks. Investments cannot be made in an index.


                                           OLD WESTBURY GROWTH OPPORTUNITY FUND
                                                    INVESTMENT ADVISOR'S REPORT
                                                      November 1998 (Continued)
-------------------------------------------------------------------------------

Opportunity now has over a dozen new positions. The theme common among most of these companies is that they have above average margins, high returns, low debt and have grown earnings at high rates. Additionally, most of the stocks were initially purchased at price earnings multiples which were at the low end of the five year P/E range.

  Investor sentiment by late November had risen from the depths of fear recorded in September and October to challenge the very high readings of July. Just as in April through July the breadth of the market has begun to turn down. It is impossible to know if this deterioration is the result of end of year tax loss selling or something more basic and serious which may cause a test of the lows the market recorded in August through early October. The cash within the portfolio has declined from 25% to about 6% of net assets currently as the attractively valued stocks entered the portfolio. Given the breadth of deterioration any major changes within the portfolio will occur after the New Year. At that time it will be easier to assess the strength of the market and the correct implications of the recent weakness in breadth.

  Regardless of the near term market action the quality of the companies within Growth Opportunity is very good. We believe earnings growth for 1999 should be well above the market and the portfolio average price earnings multiple is below the market. The portfolio is therefore well positioned relative to its benchmark. Your continued confidence in our efforts is greatly appreciated.



OLD WESTBURY GROWTH OPPORTUNITY FUND
INVESTMENT ADVISOR'S REPORT
October 31, 1998 (Concluded)
--------------------------------------------------------------------------------


See Appendix A.2.




AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED OCTOBER 31, 1998*

  OLD WESTBURY GROWTH OPPORTUNITY FUND
  ------------------------------------
  1 Year................................................................ (10.1)%
  Since Inception (February 28, 1997)...................................    3.7%

  RUSSELL 2500 INDEX
  ------------------
  1 Year................................................................    7.7%
  (February 28, 1997 to October 31, 1998)...............................    6.3%

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The chart above illustrates the total value of a $10,000 investment (excluding sales charge) from inception with dividends and capital gains reinvested. The Russell 2500 Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio.


                                                OLD WESTBURY INTERNATIONAL FUND
                                                    INVESTMENT ADVISOR'S REPORT
                                                                  November 1998
-------------------------------------------------------------------------------
  International markets suffered sharp declines in the second half of the Old Westbury International Fund's ("International Fund") fiscal year with emerging markets taking a particularly hard hit+. The continuing problems in Asia raised risk premiums for other emerging markets and pushed down commodity prices on which many depended. The sudden default of Russia on August 17, 1998, caused a flight to quality from which even developed markets were not immune. Central bankers in many leading economies responded with interest rate cuts designed to boost growth. Lower rates combined with initiatives to assist emerging markets and a stronger yen have helped markets to stabilize and rebound in October.

PERFORMANCE

  The International Fund was hard hit by the exposure to emerging markets. It fell 17.0%* over the six months ended October 31, 1998. This compares with a fall in the Morgan Stanley Capital International: Europe, Australia, and Far East Index ("EAFE")** of 5.0% and in the emerging market Morgan Stanley Capital International Emerging Markets Free Index ("EMF")** of 33.4%. The International Fund fell 10.2%* during the fiscal year ended October 31, 1998, compared to a rise in the EAFE Index of 9.6% and a fall in the EMF Index of 31.0%.

PORTFOLIO COMPOSITION

  In response to the continuing collapse of confidence in Asia and concern that this would spill over to other areas, the decision was made in July to sell virtually all of the International Fund's investments in the world's emerging markets (including Hong Kong/China). Holdings in the emerging markets have been reduced from 28% to 6% of the Fund's portfolio. Our intention is to maintain significant exposure to only one emerging market, Poland. This is because Poland's economy is now much more influenced by conditions in Western Europe than by Russia or the rest of Central
-----------
 * Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect the sales charge that was in effect prior to March 1, 1998.
** The EAFE Index is a weighted index comprised of approximately 1,100 securities listed on the stock exchanges of Europe, Australia and the Far East. The EMF Index is a weighted index comprised of approximately 1,100 securities in 20 "free" emerging markets. A free market is defined as a market with no restrictions on foreign investors. These indices are unmanaged, and investments cannot be made in an index.
 + Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.


OLD WESTBURY INTERNATIONAL FUND
INVESTMENT ADVISOR'S REPORT
November 1998 (Continued)
-------------------------------------------------------------------------------

Europe. The International Fund has also sold its holdings in Australia, which is sensitive both to declining commodity prices and to events in Asia as a whole.

  Due to the extreme uncertainty in international markets, the bulk of the proceeds was invested in short term reserves during August and most of September and then reinvested in Japan and Europe. The weighting in Japan was raised from 11% to 18% and the exposure to domestic sectors was increased. The weighting in the developed markets of Europe was increased from 54% to 69%.

  The European portfolio was also restructured in July and August to reflect a more cautious stance on emerging markets and global growth. The exposure to global banks, cyclical companies and companies relying on emerging markets for growth was reduced. Many of these subsequently issued disappointing results or trading statements resulting in falls of 30-40% in market value. A number of these have been repurchased. The International Fund has also strengthened its holdings in companies underpinned by solid domestic (meaning European) consumption.

CONCLUSION

  We are encouraged by recent actions taken by governments and central bankers of the developed world in an attempt to promote growth and stabilize the world financial system and consider that equities in Europe and Japan provide attractive opportunities at this time. European economies--outside the UK--are emerging from a period of subdued growth and should be supported by strong domestic consumption and restructuring. In Japan the economy has been continuing to deteriorate. But, the Japanese government seems at last to be taking steps which should provide support to the banking sector and the economy and there are increasing signs of corporate restructuring.



                                                 OLD WESTBURY INTERNATIONAL FUND
                                                     INVESTMENT ADVISOR'S REPORT
                                                    October 31, 1998 (Concluded)
--------------------------------------------------------------------------------


 See Appendix A.3.



AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED OCTOBER 31, 1998*

  OLD WESTBURY INTERNATIONAL FUND
  -------------------------------
  1 Year................................................................ (10.2)%
  Since Inception (October 22, 1993)....................................    1.8%

  EAFE INDEX
  ----------
  1 Year................................................................    9.6%
  (October 22, 1993 to October 31, 1998)................................   6.80%

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The chart above illustrates the total value of a $10,000 investment (excluding sales charge) from inception with dividends and capital gains reinvested. The EAFE Index also includes the reinvestment of dividends, net of withholding taxes, but does not include fees and expenses associated with an investment in the Portfolio.


OLD WESTBURY INTERNATIONAL FUND
INVESTMENT OUTLOOK
November 1998
-------------------------------------------------------------------------------
EMERGING MARKETS

  In the third quarter of 1998, the scale of the problems in South East Asia was emphatically confirmed. Indonesia reported a fall of 17% in Gross Domestic Product ("GDP") for the second quarter; Thailand and Korea also announced sharp falls. Even in China growth fell short of expectations. With the possibility of swift recoveries in these economies highly unlikely, an immediate future of great volatility was guaranteed.

  The associated falls in commodity prices and rising risk premia undermined the prospects for growth in other emerging markets. The collapse of the ruble and effective default by Russia on August 17, 1998, less than a month after a package was agreed by the International Monetary Fund, emphasized the seriousness of the structural economic difficulties in the former Soviet Union. Some of the same risks attach to Brazil.

  Recently the rebound in the yen and interest rate cuts in many developed economies, combined with better domestic policies, have helped to stabilize things in parts of Asia and Brazil. We have seen substantial falls in all of these markets and more recently sharp rebounds, but we consider the structural transformations required will take a long time and the long-term risks still outweigh the potential (and almost certainly short-term) rewards.

  Poland has substantially restructured its economy. It is now much more closely linked to developments in Continental Europe than to Russia. It has received approval to join the European Union in 2003 and has already fulfilled all the economic requirements for European Monetary Unit ("EMU"). Poland has managed seven years of strong steady growth and we believe the Polish economy should expand output by approximately 4.5% in 1998 and 1999.

JAPAN

  The Japanese economy continues to be extremely weak. But, recent statistics suggest that the rate of deterioration is slowing. Industrial production and housing start-ups appear to have bottomed; inventory levels fell sharply in September; and a rise of 20% in public works orders suggests that the spending from April's budget is finally starting to feed through.

  A number of government initiatives in early October are encouraging. The bank bill could provide up to $500 billion from the United States for


                                                OLD WESTBURY INTERNATIONAL FUND
                                                             INVESTMENT OUTLOOK
                                                      November 1998 (Continued)
-------------------------------------------------------------------------------

the sector. This should at the very least help to restore confidence in the banking system by addressing capital adequacy. The $200 billion United States package of investment and tax cuts should support consumer confidence while the recent strength of the yen provides scope for the government to increase liquidity without threatening a collapse of the yen. At the company level, reform is progressing slowly and at an uneven pace. We retain a highly concentrated portfolio but have been increasing our investments in Japanese companies that we believe can benefit from any domestic recovery.

EUROPE

  Europe, apart from the UK, is in the relatively early stages of a cyclical recovery. The recovery was led by exports but this has started to feed through into domestic consumption. Forecasts for GNP have been reduced as investors attempt to assess the impact of a deteriorating external environment. Trade and investment is already slowing but consumer confidence outside the UK is strong and unemployment continues to fall. Interest rates have not been cut in France or Germany but EMU convergence at 3.3% has involved substantial cuts elsewhere. With inflation for the Continent likely to come in below 1% in 1998, there is scope to reduce rates further if necessary. European governments led by the new socialist government in Germany are stridently in favor of growth so fiscal policies are likely to be supportive. We anticipate growth of 2.5% in 1998 and 2% in 1999 should be possible. Europe also has the benefit of a large external surplus equivalent to 1.5% of GDP.

  Corporate profits should be supported by lower interest charges, lower commodity prices and continued restructuring benefits. We believe growth approaching 10% in 1998 and 1999 looks possible and valuations on this basis still look reasonable. We particularly like France, Holland and Italy, which should see the strongest earnings growth and offer a diversified range of investments. We have also increased the exposure to Germany where valuations of consumer cyclicals, particularly car companies, are at historic lows.



OLD WESTBURY INTERNATIONAL FUND
INVESTMENT OUTLOOK
November 1998 (Concluded)
-------------------------------------------------------------------------------

GEOGRAPHICAL AREA                            PORTFOLIO ALLOCATION AT
-----------------                        -------------------------------- EAFE
                                         10/31/1998 10/31/1997 10/31/1996 INDEX
                                         ---------- ---------- ---------- -----
Australia...............................      --        7.3%      11.4%     2.7%
Hong Kong...............................     0.3%       7.3        9.5      2.4
Rest of Asia............................     0.9        7.9       15.8      0.9
UK......................................    18.9       11.7        8.9     21.9
France..................................    12.3        6.2        6.4      9.4
Germany.................................     8.2        4.2        4.0     10.4
Netherlands.............................     9.0        3.6        3.6      5.4
Switzerland.............................     7.6        3.4        2.4      8.3
Spain...................................     1.9        3.1        4.8      3.4
Italy...................................     8.5        1.4        1.3      4.8
Rest of Europe..........................     8.0        9.3       11.6      8.9
Latin America...........................     0.3       12.8       10.8       --
South Africa............................      --        2.1        3.0       --
Canada..................................      --         --        2.1       --
Japan...................................    18.5       13.5         --     21.5
Other assets and
  liabilities, net*.....................     5.6        6.2        4.4       --
                                           -----      -----      -----    -----
                                           100.0%     100.0%     100.0%   100.0%
                                           =====      =====      =====    =====

-----------
* Includes cash and short term investments, unrealized gains/losses on forward foreign currency contracts, pending trades and fund share transactions, in-terest and dividends receivable and accrued expenses payable.


                                                 OLD WESTBURY FIXED INCOME FUND
                                                    INVESTMENT ADVISOR'S REPORT
                                                                  November 1998
-------------------------------------------------------------------------------

The total return of the Old Westbury Fixed Income Fund since its inception on March 12, 1998 through October 31, 1998, was 9.3%,* versus 6.7% for the Lehman Brothers Government/Corporate Bond Total Index.**

We plan to keep the portfolio's duration somewhat longer than the benchmark. This strategy is consistent with the view that yields are high relative to inflation and that U.S. fiscal and monetary policies are still leaning against the risk of rising inflation. In the past several months we took steps to diversify the portfolio by selling treasury securities and purchasing corporate and municipal securities with the proceeds. This shift was made because the yield advantage on corporates and municipals had widened substantially from levels earlier in the year. We will continue to look for opportunities in these sectors to improve returns.

-----------
 * Performance quoted represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares when redeemed, may be worth more or less than their original cost.

** Lehman Brothers Government/Corporate Bond Total Index is composed of all bonds that are investment grade-i.e., rated Baa or higher by Moody's or BBB or higher by Standard & Poor's, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. This index is unmanaged and investments cannot be made in an index.



OLD WESTBURY FIXED INCOME FUND
INVESTMENT ADVISOR'S REPORT
October 31, 1998 (Concluded)
-------------------------------------------------------------------------------


    See Appendix A.4.



AVERAGE TOTAL RETURNS
FOR THE PERIOD ENDED OCTOBER 31, 1998*

  OLD WESTBURY FIXED INCOME FUND
  ------------------------------
  Since Inception (March 12, 1998)......................................... 9.3%

  LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND TOTAL INDEX
  -----------------------------------------------------
  (March 12, 1998 to October 31, 1998)..................................... 6.7%

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The chart above illustrates the total value of a $10,000 investment from inception with dividends and capital gains reinvested. The Lehman Brothers Government/Corporate Bond Total Index also includes the reinvestment of interest but does not include fees and expenses associated with an investment in the Portfolio.


                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                    INVESTMENT ADVISOR'S REPORT
                                                                  November 1998
-------------------------------------------------------------------------------

The total return of the Old Westbury Municipal Bond Fund since its inception on March 6, 1998 through October 31, 1998, was 6.2%.* This compared to the Lehman Brothers Municipal Bond Index** which had a total return for the same period of 4.7%.

The municipal market has primarily benefited from weak foreign economies that resulted in low U.S. inflation and declining U.S. interest rates. Looking forward, investments in municipal securities look attractive for two reasons. First, we anticipate interest rates to continue declining in 1999 as worldwide needs for goods fall short of capacity to produce goods. Second, yields on municipal bonds have not fallen to the extent that yields on U.S. Treasury securities have. Long term high quality municipal bonds currently yield almost as much as U.S. Treasury securities despite the tax exemption that municipal bonds enjoy+; tax free bonds presently yield 97% of the 30 year Treasury bond yield. We view this relationship as an aberration and one that, in time, will change in favor of municipal bonds. A shift back to more of a historically normal Treasury/municipal relationship would provide significant capital appreciation for municipal bonds holders.

Given a favorable future outlook for interest rates and significant embedded value in municipal securities we anticipate maintaining a longer average maturity structure to capture higher return.

-----------
 * Performance quoted represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Lehman Brothers Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The Index includes both zero coupon bonds and bonds subject to the alternative minimum tax. This index is unmanaged, and investments cannot be made in an index.

+ Income may be subject to the federal alternative minimum tax and state and local taxes.


OLD WESTBURY MUNICIPAL BOND FUND
INVESTMENT ADVISOR'S REPORT
October 31, 1998 (Concluded)
-------------------------------------------------------------------------------


 See Appendix A.5.



AVERAGE TOTAL RETURNS
FOR THE PERIOD ENDED OCTOBER 31, 1998*

  OLD WESTBURY MUNICIPAL BOND FUND
  --------------------------------
  Since Inception (March 6, 1998).......................................... 6.2%

  LEHMAN BROTHERS MUNICIPAL BOND INDEX
  ------------------------------------
  (March 1, 1998 to October 31, 1998)...................................... 4.7%

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The chart above illustrates the total value of a $10,000 investment from inception with dividends and capital gains reinvested. The Lehman Brothers Municipal Bond Index also includes the reinvestment of interest but does not include fees and expenses associated with an investment in the Portfolio.


                                                 OLD WESTBURY CORE EQUITIES FUND
                                                        PORTFOLIO OF INVESTMENTS
                                                                October 31, 1998
--------------------------------------------------------------------------------

 SHARES                                                 VALUE
 ------ ------------------------------------------   -----------
 COMMON STOCKS--94.69%
        CAPITAL GOODS--6.72%
 12,150 General Electric Co.                         $ 1,063,125
 18,800 Tyco Intl., Ltd. New                           1,164,425
                                                     -----------
        TOTAL                                          2,227,550
                                                     -----------
        COMMUNICATION SERVICES--10.26%
 17,650 Chancellor Media Corp.                           677,319
 15,980 Clear Channel Communications, Inc.               728,089
 22,708 MCI Worldcom, Inc.                             1,254,617
 19,500 Tele-Communications, Inc. "A' Liberty Med.       742,219
                                                     -----------
        TOTAL                                          3,402,244
                                                     -----------
        CONSUMER CYCLICAL--21.04%
 29,600 Carnival Corp.                                   958,300
 13,200 Costco Companies, Inc.                           749,100
 19,250 Dayton-Hudson Corp.                              815,719
 41,850 Family Dollar Stores Inc.                        758,531
 27,700 Home Depot Inc.                                1,204,950
 25,450 Kohl's Corp.                                   1,216,828
 17,400 Omnicom Group Inc.                               860,212
  6,000 Wal-Mart Stores, Inc.                            414,000
                                                     -----------
        TOTAL                                          6,977,640
                                                     -----------
        CONSUMER STAPLES--24.95%
  8,350 Clorox Co.                                       912,238
 10,200 Coca-Cola Company                                689,775
  5,650 Colgate-Palmolive Co.                            499,319
 23,200 CVS Corp.                                      1,059,950
  9,900 Gillette Co.                                     444,881
 18,350 Kroger Co.                                     1,018,425
 30,300 Safeway Inc.                                   1,448,719
 11,300 Time Warner, Inc.                              1,048,781
 23,700 Walgreen Co.                                   1,153,894
                                                     -----------
        TOTAL                                          8,275,982
                                                     -----------
        FINANCE--3.11%
 14,550 Federal National Mortgage Association          1,030,322
                                                     -----------

               See Notes to Portfolios of Investments on Page 31.


OLD WESTBURY CORE EQUITIES FUND
PORTFOLIO OF INVESTMENTS
October 31, 1998 (Concluded)
--------------------------------------------------------------------------------

 SHARES                                                  VALUE
 ------ -------------------------------------------   -----------
        HEALTHCARE--14.45%
 12,500 American Home Products                        $   609,375
  3,000 Cardinal Health                                   283,686
  1,500 Guidant Corp.                                     114,750
 28,150 Health Management Association Inc., Class A       501,422
 14,800 Medtronic Inc.                                    962,000
  5,750 Merck & Co.                                       777,688
  8,650 Pfizer Inc.                                       928,253
 12,400 Quintiles Transnational Corp.                     561,100
  1,000 Watson Pharmaceutical                              55,625
                                                      -----------
        TOTAL                                           4,793,899
                                                      -----------
        TECHNOLOGY--11.81%
  3,000 America Online, Inc.                              381,187
  8,600 Cisco Systems Inc.                                541,800
  8,400 EMC Corp.                                         540,750
 33,500 HBO & Co.                                         879,375
  5,200 Intel Corp.                                       463,775
  3,200 International Business Machines                   475,000
  4,200 Microsoft Corp.                                   444,675
  3,000 Texas Instruments, Inc                            191,813
                                                      -----------
        TOTAL                                           3,918,375
                                                      -----------
        UTILITIES--2.35%
 14,750 Enron Corp. Oregon                                778,063
                                                      -----------
 TOTAL COMMON STOCKS
 (cost $30,030,538)                                    31,404,075
 OTHER INVESTMENTS--3.32%
 10,000 S & P 500 Depository Receipts
 (cost $985,744)                                        1,101,250
                                                      -----------
 TOTAL INVESTMENTS--98.01%
   (cost $31,016,282)(b)                               32,505,325
 CASH AND OTHER ASSETS NET OF LIABILITIES--1.99%          659,014
                                                      -----------
 NET ASSETS--100%                                     $33,164,339
                                                      ===========

               See Notes to Portfolios of Investments on Page 31.


                                            OLD WESTBURY GROWTH OPPORTUNITY FUND
                                                        PORTFOLIO OF INVESTMENTS
                                                                October 31, 1998
--------------------------------------------------------------------------------

   SHARES                                                   VALUE
 ---------- ------------------------------------------   ------------
 COMMON STOCKS--80.94%
            BASIC MATERIALS--4.25%
    165,000 Crompton & Knowles Corp.                     $  2,650,312
     67,000 OM Group, Inc.                                  2,185,875
                                                         ------------
            TOTAL                                           4,836,187
                                                         ------------
            CAPITAL GOODS--4.15%
      5,137 Alliant Techsystems, Inc.                         359,590
     88,962 Martin Marietta Material Corp.                  4,364,698
                                                         ------------
            TOTAL                                           4,724,288
                                                         ------------
            COMMUNICATION SERVICES--8.08%
     39,088 Comsat Corp.                                    1,541,533
     39,000 Global Crossing, Ltd.                           1,121,250
     88,680 Teleglobe, Inc.                                 2,438,700
    178,000 (a)Vanguard Cellular Systems, Inc.              4,094,000
                                                         ------------
            TOTAL                                           9,195,483
                                                         ------------
            CONSUMER CYCLICAL--11.83%
     40,000 Ball Corp.                                      1,687,500
    252,636 Casey's General Stores, Inc.                    3,536,904
     65,458 Dollar Tree Stores                              2,524,240
     48,800 (a)Promus Hotel Corporation                     1,555,500
     73,638 (a)Royal Group Techs Ltd. Sub. Vtg.             1,468,157
     39,000 Russell Corp.                                     957,938
    107,000 Southam, Inc.                                   1,733,636
                                                         ------------
            TOTAL                                          13,463,875
                                                         ------------
            CONSUMER STAPLES--7.66%
     19,855 Citadel Communications Co.                        407,027
     22,000 Dean Foods Company                              1,031,250
    124,000 Hormel Foods Corp.                              4,037,750
    110,000 (a)Univision Communications, Inc., Class A      3,245,000
                                                         ------------
            TOTAL                                           8,721,027
                                                         ------------
            ENERGY--5.95%
     39,954 Devon Energy Corp. Oklahoma                     1,353,442
     58,000 Ensco International, Inc.                         764,875

               See Notes to Portfolios of Investments on Page 31.


OLD WESTBURY GROWTH OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 1998 (Continued)
--------------------------------------------------------------------------------

   SHARES                                                    VALUE
 ---------- -------------------------------------------   ------------
     85,255 McDermott International, Inc.                 $  2,499,037
    265,000 (a)Santa Fe Energy Resources                     2,153,125
                                                          ------------
            TOTAL                                            6,770,479
                                                          ------------
            FINANCE--12.86%
     31,313 Allmerica Financial Corp.                        1,565,650
    240,000 Comdisco, Inc.                                   3,705,000
      8,500 (c)Fairfax Financial Holding Ltd.                2,534,025
     34,000 Financial Security Assurance                     1,693,625
     75,000 Finova Group, Inc.                               3,656,250
     51,000 Provident Cos., Inc.                             1,482,187
                                                          ------------
            TOTAL                                           14,636,737
                                                          ------------
            HEALTHCARE--9.18%
     43,000 Biogen, Inc.                                     2,988,500
     94,200 HCR Manor Care, Inc.                             3,061,500
     86,600 Pathogenesis Corp.                               3,464,000
     37,826 Sybron Intl Corp.                                  936,193
                                                          ------------
            TOTAL                                           10,450,193
                                                          ------------
            MISCELLANEOUS--5.18%
     30,092 G & K Svcs, Inc.                                 1,376,709
     72,395 Stewart Enterprises, Inc., Class A               1,669,610
    104,000 Viad Corp.                                       2,853,500
                                                          ------------
            TOTAL                                            5,899,819
                                                          ------------
            TECHNOLOGY--8.87%
     24,200 Fiserv, Inc.                                     1,125,300
     29,125 Information Resources, Inc.                        231,180
     29,899 L3 Communications Holdings                       1,285,657
    212,968 Maxtor Corp.                                     2,262,785
     62,392 Networks Associates, Inc.                        2,651,660
     39,680 (a)Sterling Commerce, Inc.                       1,398,720
     23,000 Uniphase Corp.                                   1,138,500
                                                          ------------
            TOTAL                                           10,093,802
                                                          ------------
            TRANSPORTATION--2.93%
     32,000 Expeditors International of Washington Inc.      1,084,000

               See Notes to Portfolios of Investments on Page 31.



                                           OLD WESTBURY GROWTH OPPORTUNITY FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 1998 (Concluded)
-------------------------------------------------------------------------------

   SHARES/
  PRINCIPAL
   AMOUNT                                                   VALUE
 ----------- -----------------------------------------   ------------
     106,500 Southwest Airlines Co.                      $  2,249,814
                                                         ------------
             TOTAL                                          3,333,814
                                                         ------------
 TOTAL COMMON STOCKS
 (cost $92,704,872)                                        92,125,704
                                                         ------------
 CONVERTIBLE BONDS--2.35%
  $2,677,000 (c)Candescent Technology, 7.00%, 5/1/2003
  (cost $2,677,000)                                             2,677,000
                                                         ------------
 OTHER INVESTMENTS--4.54%
      80,000 S & P Midcap 400 Trust
  (cost $4,972,076)                                             5,165,000
                                                         ------------
 U.S. GOVERNMENT AGENCIES--14.87%
             FEDERAL HOME LOAN MORTGAGE CORPORATION
             ("FHLMC")
 $12,000,000 FHLMC 5.12%, 11/4/98                          11,951,854
   5,000,000 FHLMC 5.16%, 11/13/98                          4,978,875
                                                         ------------
 TOTAL U.S. GOVERNMENT AGENCIES (amortized cost
   $16,930,729)                                            16,930,729
                                                         ------------
 TOTAL INVESTMENTS--102.70% (cost $117,284,677)(b)        116,898,433
 CASH AND OTHER ASSETS NET OF LIABILITIES--(2.70)%         (3,073,519)
                                                         ------------
 NET ASSETS--100%                                        $113,824,914
                                                         ============

              See Notes to Portfolios of Investments on Page 31.


OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 1998
--------------------------------------------------------------------------------

   SHARES                                                             VALUE
 ---------- ----------------------------------------------------   ------------
 COMMON AND PREFERRED STOCKS--94.39%
            ARGENTINA--0.12%
     10,093 Disco SA Spons ADR (Consumer Goods)                    $    148,241
                                                                   ------------
            BRAZIL--0.21%
     39,248 Bompreco Supermercados GDR (Consumer Goods)                 255,112
                                                                   ------------
            EASTERN EUROPE--0.05%
        965 Baltic Republics Fund Ltd. Preferred (Mutual Fund)           56,935
                                                                   ------------
            FINLAND--0.56%
      7,555 Nokia--Class A (Electronics & Electrical Equipment)         689,769
                                                                   ------------
            FRANCE--12.26%
     17,686 Alcatel (Electronics & Electrical Equipment)              1,975,037
     36,758 Banque National De Paris (Banks)                          2,333,599
     12,741 Banque Paribas ORD A (Financial Services & Property)        938,738
     15,246 Elf Aquitaine (Energy)                                    1,768,569
     18,187 Lafarge SA (Materials)                                    1,863,616
     20,564 Pinault au Printemps (Consumer Goods)                     3,450,211
     31,949 Valeo (Consumer Goods)                                    2,772,410
                                                                   ------------
            TOTAL FRANCE                                             15,102,180
                                                                   ------------
            GERMANY--8.20%
     11,033 Allianz AG Holdings--Class D (Financial Services &
            Property)                                                 3,789,299
      2,155 BMW AG (Consumer Goods)                                   1,514,442
     14,630 Daimler Chrysler AG (Capital Goods)                       1,149,134
     26,960 Deutsche Bank AG ORD (Banks)                              1,679,091
     20,049 Mannesmann AG (Services)                                  1,976,047
                                                                   ------------
            TOTAL GERMANY                                            10,108,013
                                                                   ------------
            HONG KONG--0.29%
 13,929,882 Champion Technology (Electronics & Electrical
            Equipment)                                                  314,725

               See Notes to Portfolios of Investments on Page 31.


                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 1998 (Continued)
-------------------------------------------------------------------------------

   SHARES                                                            VALUE
 ---------- ---------------------------------------------------   ------------
  2,500,819 Kantone Holdings Ltd. ORD (Electronics & Electrical
            Equipment)                                            $     48,430
                                                                  ------------
            TOTAL HONG KONG                                            363,155
                                                                  ------------
            HUNGARY--0.08%
      2,975 Gedeon Richter GDR "S' (Health Care)                        99,663
                                                                  ------------
            INDIA--0.85%
     37,290 State Bank of India GDR (Banks)                            298,320
     71,718 Videsh Sanchar Nigam Ltd. GDR (Services)                   753,039
                                                                  ------------
            TOTAL INDIA                                              1,051,359
                                                                  ------------
            IRELAND--2.26%
    193,061 Allied Irish Banks PLC (Banks)                           2,789,822
                                                                  ------------
            ITALY--8.50%
    286,200 ENI (Utilities)                                          1,714,217
    499,439 Fiat SPA (Consumer Goods)                                1,422,988
    110,645 Istituto San Paulo (Banks)                               1,650,720
    734,766 Istituto Naz Delle (Services)                            2,040,766
    501,150 Telecom Italia SPA (Services)                            3,639,867
                                                                  ------------
            TOTAL ITALY                                             10,468,558
                                                                  ------------
            JAPAN--18.51%
    195,936 Bank of Tokyo Mitsubishi Bank (Banks)                    1,826,708
        985 DDI Corporation (Services)                               2,888,314
    382,947 Fujitsu Ltd. ORD (Electronics and Electrical
            Equipment)                                               4,095,337
        683 Nippon Telephone & Telegraph Co. (Services)              5,372,109
         35 NTT Mobile Communications (Services)                     1,270,806
     80,147 Sony Corporation (Electronics & Electrical
            Equipment)                                               5,115,031
     68,682 Takeda Chemical Industries (Health Care)                 2,244,974
                                                                  ------------
            TOTAL JAPAN                                             22,813,279
                                                                  ------------
            NETHERLANDS--9.01%
    120,103 ABN Amro Holdings NV (Banks)                             2,255,395
     21,337 Akzo Nobel NV (Health Care)                                831,133

              See Notes to Portfolios of Investments on Page 31.


OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 1998 (Continued)
--------------------------------------------------------------------------------

   SHARES                                                         VALUE
 ---------- ------------------------------------------------   ------------
      8,502 KLM NV (Services)                                  $    257,277
     27,898 Laurus NV (Consumer Goods)                              703,507
     28,632 Philips Electric NV (Electronics & Electrical
            Equipment)                                            1,526,999
     39,854 Vendex NV NLG (Consumer Goods)                        1,015,702
     42,003 VNU NV (Consumer Goods)                               1,455,840
     15,742 Wolters Klower CVA (Consumer Goods)                   3,057,519
                                                               ------------
            TOTAL NETHERLANDS                                    11,103,372
                                                               ------------
            POLAND--3.72%
     18,926 Bank Slaski S.A. ORD (Banks)                            944,926
    228,902 Elektrim S.A. ORD (Capital Goods)                     2,724,233
    198,000 KGHM Polska Miedz (Materials)                           706,938
     10,000 Powszechny Bank Kredytowy (Banks)                       208,999
                                                               ------------
            TOTAL POLAND                                          4,585,096
                                                               ------------
            PORTUGAL--0.60%
     15,727 Portugal Telecom S.A. ORD (Services)                    742,623
                                                               ------------
            ROMANIA--0.32%
     11,287 Societe Generale Romania Fund Ltd. (Mutual Fund)        395,045
                                                               ------------
            RUSSIA--0.18%
     48,872 First N.I.S. Regional Fund (Mutual Fund)                226,033
                                                               ------------
            SPAIN--1.91%
    189,625 Vallehermoso SA (Financial Services & Property)       2,347,879
                                                               ------------
            SWITZERLAND--7.62%
      1,990 Novartis Reg S.A. ORD (Health Care)                   3,594,078
        287 Roche Holdings AG (Health Care)                       3,356,477
      8,891 UBS AG (Banks)                                        2,444,861
                                                               ------------
            TOTAL SWITZERLAND                                     9,395,416
                                                               ------------
            TURKEY--0.27%
 12,000,000 IS Bankasi C TRL 1000 (Banks)                           331,237
                                                               ------------

               See Notes to Portfolios of Investments on Page 31.


                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 1998 (Concluded)
-------------------------------------------------------------------------------

  SHARES/
 PRINCIPAL
   AMOUNT                                                             VALUE
 ---------- ----------------------------------------------------   ------------
            UNITED KINGDOM--18.87%
    210,200 British Airways ORD (Services)                         $  1,528,049
    235,070 British Sky Broadcasting (Services)                       1,917,525
    214,484 Carlton Communications PLC ORD (Electronics &
            Electrical Equipment)                                     1,544,821
    123,470 Diageo PLC (Consumer Goods)                               1,333,939
     86,760 Land Securities ORD (Financial Services & Property)       1,224,346
    230,000 Peninsula & Oriental (Diversified)                        2,400,107
    331,252 Royal Sun Alliance ORD (Financial Services &
            Property)                                                 3,035,014
    323,500 Scottish Power ORD (Utilities)                            3,186,151
    627,710 Siebe PLC (Diversified)                                   2,575,965
    166,207 The Boots Company PLC ORD (Health Care)                   2,497,219
     52,212 Zeneca Group PLC (Health Care)                            2,006,220
                                                                   ------------
            TOTAL UNITED KINGDOM                                     23,249,356
                                                                   ------------
 TOTAL COMMON AND PREFERRED STOCKS (cost $108,218,767)              116,322,143
 U.S. GOVERNMENT AGENCIES--2.43%
 $3,000,000 Federal Home Loan Bank, 4.77%, 11/19/1998 (amortized
            cost $2,988,075)                                          2,988,075
                                                                   ------------
 TOTAL INVESTMENTS--96.82% (cost $111,206,842)(b)                   119,310,218
 CASH AND OTHER ASSETS NET OF LIABILITIES--3.18%                      3,921,726
                                                                   ------------
 NET ASSETS--100%                                                  $123,231,944
                                                                   ============

              See Notes to Portfolios of Investments on Page 31.


OLD WESTBURY FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 1998
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                         VALUE
 ---------- -------------------------------------------------   ----------
 BONDS--95.34%
            U.S. GOVERNMENT SECURITIES--87.49%
 $2,880,000 U.S. Treasury Notes, 5.875%, 11/15/2005             $3,119,400
    980,000 U.S. Treasury Notes, 5.875%, 11/30/2001              1,022,262
    500,000 U.S. Treasury Bonds, 6.00%, 02/15/2026                 545,469
    200,000 U.S. Treasury Bonds, 6.25%, 02/28/2002                 211,188
                                                                ----------
            TOTAL                                                4,898,319
                                                                ----------
            OTHER BONDS--7.85%
     25,000 Associates Corp. NA, 5.96%, 05/15/2037                  26,355
    250,000 Maricopa County Unit School District 80, 4.70%,
            07/01/2012                                             255,213
    100,000 New England Power, 8.00%, 08/01/2022, Defeased to
            08/01/2002                                             109,597
     25,000 Private Export Funding CP, 6.90%, 01/31/2003            26,945
     20,000 Xerox Corp., 5.875%, 06/15/2037                         21,159
                                                                ----------
            TOTAL                                                  439,269
                                                                ----------
 TOTAL INVESTMENTS--95.34% (cost $5,083,623)(b)                  5,337,588
 CASH AND OTHER ASSETS NET OF LIABILITIES--4.66%                   261,070
                                                                ----------
 NET ASSETS--100%                                               $5,598,658
                                                                ==========

               See Notes to Portfolios of Investments on Page 31.


                                                OLD WESTBURY MUNICIPAL BOND FUND
                                                        PORTFOLIO OF INVESTMENTS
                                                                October 31, 1998
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                               VALUE
 --------- ------------------------------------------------------   -----------
 LONG-TERM MUNICIPAL BONDS--97.84%
           ARIZONA--4.83%
 $500,000  Maricopa County Unit School District 80, 5.20%,
           07/01/2013                                               $   533,370
                                                                    -----------
           FLORIDA--3.17%
  200,000  Jacksonville Florida Electric Authority, 5.00%,
           10/01/2019                                                   200,146
  150,000  Titusville Florida Water & Sewer, 4.80%, 10/01/2015          150,120
                                                                    -----------
           TOTAL                                                        350,266
                                                                    -----------
           ILLINOIS--14.07%
  200,000  Chicago Illinios AMBAC, 6.00%, 01/01/2011                    221,300
  400,000  Chicago Illinois Board Education GO AMBAC, 6.75%,
           12/01/2008                                                   481,316
  100,000  Chicago Park District Illinois GO UT Refunding Bonds,
           5.10% (Original Issue Yield: 5.200%), 1/1/2011 (AMBAC
           INS)                                                         104,232
  400,000  Eastern Illinois University Rev, 4.85%, 10/01/2011           409,096
  100,000  Illinois Health Facs Authority, 5.25%, 11/15/2021            100,497
  210,000  Kane County Community Unit School District Number 304
           GO UT Refunding Bonds, 6.10%, 6/1/2006 (FGIC INS)            238,014
                                                                    -----------
           TOTAL                                                      1,554,455
                                                                    -----------
           MICHIGAN--12.43%
  310,000  East China School District Michigan, 5.00%, 05/01/2014       314,213
  100,000  Lincoln Park School District Michigan, 5.05%,
           05/01/2012                                                   103,308
  100,000  Michigan Municipal Bond Authority Revenue Refunding
           Bonds (Series A), 5.00%, 10/1/2000                           102,862
  100,000  Michigan State Hospital Finance Authority Revenue
           Refunding Bonds, 5.00% (Original Issue Yield: 5.150%),
           2/15/2012 (MBIA INS)                                         101,895

               See Notes to Portfolios of Investments on Page 31.


OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 1998 (Continued)
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                             VALUE
 --------- ----------------------------------------------------   -----------
 $460,000  Parchment School District Michigan GO, 5.00%,
           05/01/2025                                             $   467,470
  100,000  Petoskey Michigan Public School District, 5.25%
           (Original Issue Yield: 5.300%), 5/1/2006                   106,351
  175,000  St. Johns Michigan Public Schools, 5.00%, 05/01/2021       177,130
                                                                  -----------
           TOTAL                                                    1,373,229
                                                                  -----------
           NEW JERSEY--3.77%
  100,000  Chathams District NJ GO Board Education, 6.10%,
           08/01/2009                                                 111,861
  300,000  Mercer County NJ Impt Authority, 4.875%, 12/01/2013        304,485
                                                                  -----------
           TOTAL                                                      416,346
                                                                  -----------
           NEW YORK--17.87%
  250,000  Long Island Power Authority NY, 5.00%, 12/01/2018          250,643
   80,000  New York City NY GO UT (Series 95D), 6.00% (Original
           Issue Yield: 6.200%), 2/15/2020                             85,522
   20,000  New York City NY Rfd (Series 95D), 6.00% (Original
           Issue Yield: 6.200%), 2/15/2020                             22,348
  250,000  New York City NY MBIA, 4.625%, 08/01/2010                  253,383
  100,000  NY ST Dorm Authority Columbia, 5.00%, 07/01/2015           102,034
  100,000  New York St. Environmental Facility Corp. Pollution
           Control Revenue Bonds (Series A), 4.70%, 2/15/2004         103,738
  100,000  North Hempstead NY GO UT (Series A), 5.00% (Original
           Issue Yield: 5.150%), 1/15/2014 (FGIC INS)                 101,885
  350,000  Orange Co New York, 5.00%, 07/15/2019                      350,588
  500,000  Triborough Bridge & Tunnel, 5.00%, 01/01/2017              502,090

               See Notes to Portfolios of Investments on Page 31.


                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 1998 (Continued)
-------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                               VALUE
 --------- ------------------------------------------------------   -----------
 $200,000  Triborough Bridge & Tunnel, 5.20%, 01/01/2022            $   202,666
                                                                    -----------
           TOTAL                                                      1,974,897
                                                                    -----------
           PENNSYLVANIA--4.27%
  240,000  Altoona Pennsylvania GO MBIA, 4.35%, 09/01/2010              238,320
  100,000  Montgomery County Pennsylvania GO UT (Series A), 6.10%
           (Original Issue Yield: 6.150%), 10/15/2025                   105,010
  125,000  Trinity Area School District Pennsylvania, 5.00%,
           11/01/2011                                                   128,973
                                                                    -----------
           TOTAL                                                        472,303
                                                                    -----------
           SOUTH CAROLINA--1.00 %
  100,000  Piedmont Municipal Power Agency SC, Electric Revenue
           Refunding Bonds, 6.30% (Original Issue Yield: 6.490%),
           1/1/2022 (MBIA INS)                                          111,382
                                                                    -----------
           TENNESSEE--1.37%
  140,000  Memphis Tennessee San Sewer, 5.75%, 10/01/2014               150,952
                                                                    -----------
           TEXAS--4.60%
  125,000  Mission Texas Independent School District GO UT, 4.50%
           (Original Issue Yield: 5.450%), 2/15/2018                    118,350
  100,000  North Central Texas Health, 5.75%, 06/01/2026                110,455
  285,000  Victoria ISD Texas GO PSF, 5.00%,02/15/2023                  279,867
                                                                    -----------
           TOTAL                                                        508,672
                                                                    -----------
           UTAH--7.62%
  400,000  Conroe Ind School District Utah GO, 5.25%, 02/15/2012        429,740
  400,000  Intermountain Power Agency, Utah, 5.25%, 07/01/2015          412,504
                                                                    -----------
           TOTAL                                                        842,244
                                                                    -----------

              See Notes to Portfolios of Investments on Page 31.


OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 1998 (Concluded)
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                               VALUE
 --------- ------------------------------------------------------   -----------
           WASHINGTON--11.53%
 $300,000  King County Washington Sewer GO/Rev, 6.25%, 01/01/2035   $   335,133
  300,000  Seattle Washington Muni Light & Power, 5.00%,
           07/01/2016                                                   301,707
  400,000  Seattle Washington Muni Met, 6.25%, 01/01/2017               443,944
  180,000  Washington State GO DD - 14&B, 6.00%, 09/01/2019             193,234
                                                                    -----------
           TOTAL                                                      1,274,018
                                                                    -----------
           WISCONSIN--4.78%
  125,000  Milwaukee Wisconsin UT GO Refunding Bonds, 4.80%
           (Original Issue Yield: 4.950%), 12/1/2000                    128,397
  400,000  Waupun Wisconsin School District, 4.85%, 04/01/2014          400,244
                                                                    -----------
           TOTAL                                                        528,641
                                                                    -----------
           PUERTO RICO--6.53%
  100,000  Puerto Rico Commonwealth Aqueduct & Sewer Authority
           Revenue Refunding Bonds, 6.00%, 7/1/2009 (AMBAC GTD)         115,101
  100,000  Puerto Rico Commonwealth UT GO, 5.75% (Original Issue
           Yield: 4.820), 7/1/2012 (MBIA INS)                           113,640
  500,000  Puerto Rico Electric Power Authority, 4.75%,
           07/01/2017                                                   492,665
                                                                    -----------
           TOTAL                                                        721,406
                                                                    -----------
 TOTAL INVESTMENTS--97.84%
   (cost $10,593,445)(b)                                             10,812,181
 CASH AND OTHER ASSETS NET OF LIABILITIES--2.16%                        238,200
                                                                    -----------
 NET ASSETS--100.0%                                                 $11,050,381
                                                                    ===========

               See Notes to Portfolios of Investments on Page 31.



                                                       OLD WESTBURY FUNDS, INC.
                                             NOTES TO PORTFOLIOS OF INVESTMENTS
                                                               October 31, 1998
-------------------------------------------------------------------------------

(a) Non-income producing security.

(b) At October 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes.

                               NET         AGGREGATE    AGGREGATE
                           UNREALIZED        GROSS        GROSS
                          APPRECIATION/    UNREALIZED   UNREALIZED
                         (DEPRECIATION)   APPRECIATION DEPRECIATION
      OLD WESTBURY         FOR FEDERAL    FOR FEDERAL  FOR FEDERAL   TOTAL NET
       FUNDS, INC.        TAX PURPOSES    TAX PURPOSES TAX PURPOSES    ASSETS
 ----------------------- --------------   ------------ ------------ ------------
 Core Equities Fund        $1,489,043     $ 2,238,749   $  749,706  $ 33,164,339
 Growth Opportunity Fund    (386,244)       7,412,442    7,798,686   113,824,914
 International Fund         8,103,376      17,635,709    9,532,333   123,231,944
 Fixed Income Fund            253,965         255,695        1,730     5,598,658
 Municipal Bond Fund          218,736         220,523        1,787    11,050,381

(c) Denotes a restricted security which is subject to restrictions on resale under Federal and International Securities laws. At the end of the period, these securities amounted to $5,211,025, which represents 4.6% of Growth Opportunity Fund's net assets. See Note 1H to Financial Statements.

The following abbreviations are used in these Portfolios of Investments:

ADR--American Depositary Receipts
AMBAC--American Municipal Bond Assurance Company
DD--Disqualifying Dispositions
FGIC--Financial Guaranty Insurance Company
GO--General Obligation
GDR--Global Depository Receipts
GTD--Guaranty
INS--Insured
MBIA--Municipal Bond Investors Assurance
ORD--Ordinary Shares
PLC--Public Limited Company
UT--Unlimited Tax

                      See Notes to Financial Statements.


OLD WESTBURY FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1998
--------------------------------------------------------------------------------


                                   CORE         GROWTH                      FIXED     MUNICIPAL
                                 EQUITIES    OPPORTUNITY   INTERNATIONAL    INCOME      BOND
                                   FUND          FUND          FUND          FUND       FUND
                                -----------  ------------  -------------  ---------- -----------
ASSETS:
 Investments, at market value.  $32,505,325  $116,898,433  $119,310,218   $5,337,588 $10,812,181
 Cash.........................    1,783,201       985,718     7,234,984      119,150     886,799
 Receivable for fund
   shares sold................       46,500         5,500         5,505       34,500          --
 Accrued income receivable....       34,839       198,312       276,585      117,078     155,405
 Receivable for
   investments sold...........      324,697       141,092       639,157           --          --
 Receivable for withholding
   taxes--dividends...........           --            --       228,869           --          --
 Deferred organization
   expense....................       16,285        19,372            --       16,378      16,316
 Other receivables............           --            --            --       38,646      22,753
                                -----------  ------------  ------------   ---------- -----------
   Total assets...............   34,710,847   118,248,427   127,695,318    5,663,340  11,893,454
                                -----------  ------------  ------------   ---------- -----------
LIABILITIES:
 Operating expenses payable...       63,245       624,491       885,779           --          --
 Organization costs...........       18,786            --            --       18,786      18,786
 Payable for fund
   shares redeemed............           --            --     1,273,180           --          --
 Payable for investments
   purchased..................    1,464,477     3,799,022     2,304,415       45,896     824,287
                                -----------  ------------  ------------   ---------- -----------
   Total liabilities..........    1,546,508     4,423,513     4,463,374       64,682     843,073
                                -----------  ------------  ------------   ---------- -----------
NET ASSETS....................  $33,164,339  $113,824,914  $123,231,944   $5,598,658 $11,050,381
                                ===========  ============  ============   ========== ===========
Net Assets consist of:
 Paid in capital..............  $34,041,241  $128,282,044  $134,111,791   $5,219,893 $10,652,888
 Undistributed net
   investment income..........           --            --       787,020       83,426     131,951
 Accumulated net realized
   gain/(loss) on investments
   and foreign currency
   translations...............   (2,365,945)  (14,070,886)  (19,781,971)      41,374      46,806
 Net unrealized
   appreciation/(depreciation)
   on investments and foreign
   currency translations......    1,489,043      (386,244)    8,115,104      253,965     218,736
                                -----------  ------------  ------------   ---------- -----------
NET ASSETS....................  $33,164,339  $113,824,914  $123,231,944   $5,598,658 $11,050,381
                                ===========  ============  ============   ========== ===========
NET ASSET VALUE, MAXIMUM
 OFFERING PRICE AND REDEMPTION
 PROCEEDS PER SHARE...........  $     10.01  $      10.63  $       9.74   $    10.93 $     10.62
                                -----------  ------------  ------------   ---------- -----------
SHARES OF CAPITAL STOCK
 OUTSTANDING..................    3,312,513    10,706,336    12,649,817      512,140   1,040,078
                                -----------  ------------  ------------   ---------- -----------
INVESTMENTS, AT COST..........  $31,016,282  $117,284,677  $111,206,842   $5,083,623 $10,593,445
                                -----------  ------------  ------------   ---------- -----------

                       See Notes to Financial Statements.


                                                        OLD WESTBURY FUNDS, INC.
                                                        STATEMENTS OF OPERATIONS
                                           For the Period Ended October 31, 1998
--------------------------------------------------------------------------------

                                         CORE        GROWTH
                                       EQUITIES   OPPORTUNITY   INTERNATIONAL
                                       FUND(A)        FUND          FUND
                                      ----------  ------------  -------------
INVESTMENT INCOME:
 Dividends..........................  $   76,104  $    372,796  $  3,728,381(b)
 Interest...........................      74,602       541,081       534,148
                                      ----------  ------------  ------------
 Total income.......................  $  150,706  $    913,877  $  4,262,529
                                      ----------  ------------  ------------
EXPENSES:
 Investment advisory................      86,185       800,868     1,207,449
 Custody............................      24,624       200,232       309,247
 Administration.....................      18,469       150,174       231,936
 Shareholder servicing..............      30,785       250,274       386,545
 Registration.......................      29,832        41,650        14,332
 Amortization of organization costs.       2,500         5,957        18,293
 Distribution.......................       6,330         4,134        13,988
 Printing and postage...............      10,000        14,929        20,057
 Legal..............................      10,000        18,964        38,076
 Audit..............................      35,000        34,917        40,104
 Transfer agent.....................      17,600        26,356        36,087
 Directors..........................       4,770         8,076         7,644
 Miscellaneous......................       1,000        17,539        35,848
                                      ----------  ------------  ------------
 Total expenses.....................     277,095     1,574,070     2,359,606
Less fees waived and reimbursed:
 Waiver of investment advisory fee..     (86,185)      (64,114)           --
 Waiver of administration fee.......      (1,343)      (30,043)      (52,373)
 Reimbursement of other operating
   expenses.........................     (35,064)           --            --
                                      ----------  ------------  ------------
 Total waivers and reimbursements...    (122,592)      (94,157)      (52,373)
                                      ----------  ------------  ------------
 Net expenses.......................     154,503     1,479,913     2,307,233
                                      ----------  ------------  ------------
NET INVESTMENT INCOME/(LOSS)........      (3,797)     (566,036)    1,955,296
                                      ----------  ------------  ------------
NET REALIZED AND UNREALIZED LOSS:
 Net realized loss on investments...  (2,365,945)  (13,681,337)  (20,093,506)
 Net realized loss on foreign
   currency transactions............          --            --       (30,245)
 Net change in unrealized
   appreciation/(depreciation)
   on investments...................   1,489,043    (1,535,666)    4,250,623
 Net change in unrealized
   appreciation on translations of
   assets and liabilities in foreign
   currencies.......................          --            --        17,598
                                      ----------  ------------  ------------
NET REALIZED AND UNREALIZED LOSS....    (876,902)  (15,217,003)  (15,855,530)
                                      ----------  ------------  ------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................  $ (880,699) $(15,783,039) $(13,900,234)
                                      ==========  ============  ============

(a)For the period March 2, 1998 (commencement of operations) to October 31,
1998.
(b)Net of foreign withholding tax of $318,377.

                       See Notes to Financial Statements.


OLD WESTBURY FUNDS, INC.
STATEMENTS OF OPERATIONS
For the Period Ended October 31, 1998 (Concluded)
--------------------------------------------------------------------------------

                                                              FIXED    MUNICIPAL
                                                              INCOME     BOND
                                                             FUND(A)    FUND(B)
                                                             --------  ---------
INVESTMENT INCOME:
 Interest..................................................  $103,077  $172,912
                                                             --------  --------
 Total income..............................................   103,077   172,912
                                                             --------  --------
EXPENSES:
 Investment advisory.......................................     8,353    17,420
 Custody...................................................     3,712     7,742
 Administration............................................     2,784     5,807
 Shareholder servicing.....................................     4,641     9,681
 Registration..............................................    26,370    26,470
 Amortization of organization costs........................     2,408     2,470
 Distribution..............................................     6,240     5,550
 Printing and postage......................................    10,000    10,000
 Legal.....................................................    10,000    10,000
 Audit.....................................................    35,000    35,000
 Transfer agent............................................    17,600    17,600
 Directors.................................................     4,770     4,770
 Miscellaneous.............................................     1,000     1,000
                                                             --------  --------
 Total expenses............................................   132,878   153,510
Less fees waived and reimbursed:
 Waiver of investment advisory fee.........................    (8,353)  (17,420)
 Waiver of administration fee..............................      (158)     (408)
 Reimbursement of other operating expenses.................  (104,716)  (94,721)
                                                             --------  --------
 Total waivers and reimbursements..........................  (113,227) (112,549)
                                                             --------  --------
 Net expenses..............................................    19,651    40,961
                                                             --------  --------
NET INVESTMENT INCOME......................................    83,426   131,951
                                                             --------  --------
NET REALIZED AND UNREALIZED GAIN:
 Net realized gain on investments..........................    41,374    46,806
 Net unrealized appreciation on investments................   253,965   218,736
                                                             --------  --------
NET REALIZED AND UNREALIZED GAIN...........................   295,339   265,542
                                                             --------  --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......  $378,765  $397,493
                                                             ========  ========

(a)For the period March 12, 1998 (commencement of operations) to October 31,
   1998.
(b)For the period March 6, 1998 (commencement of operations) to October 31,
   1998.

                       See Notes to Financial Statements.


                                                       OLD WESTBURY FUNDS, INC.
                                            STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------


                                           CORE
                                         EQUITIES             GROWTH
                                           FUND         OPPORTUNITY FUND
                                        -----------  -------------------------
                                          PERIOD         YEAR        PERIOD
                                           ENDED        ENDED         ENDED
                                        OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
                                          1998(A)        1998        1997(B)
                                        -----------  ------------  -----------
FROM OPERATIONS:
 Net investment loss................... $    (3,797) $   (566,036) $   (80,958)
 Net realized loss on investments......  (2,365,945)  (13,681,337)    (389,549)
 Net change in unrealized
   appreciation/(depreciation)
   on investments......................   1,489,043    (1,535,666)   1,149,422
                                        -----------  ------------  -----------
 Net increase/(decrease) in net assets
   from operations.....................    (880,699)  (15,783,039)     678,915
                                        -----------  ------------  -----------
FROM CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sale of capital
   stock...............................  37,724,214   108,442,049   50,921,316
 Net cost of capital stock redeemed....  (3,679,176)  (30,361,846)     (72,481)
                                        -----------  ------------  -----------
 Net increase in net assets resulting
   from
   capital stock transactions..........  34,045,038    78,080,203   50,848,835
                                        -----------  ------------  -----------
 NET INCREASE IN NET ASSETS............  33,164,339    62,297,164   51,527,750
                                        -----------  ------------  -----------
NET ASSETS:
 Beginning of period...................          --    51,527,750           --
                                        -----------  ------------  -----------
 End of period......................... $33,164,339  $113,824,914  $51,527,750
                                        ===========  ============  ===========

(a) For the period March 2, 1998 (commencement of operations) to October 31,
    1998.
(b) For the period February 28, 1997 (commencement of operations) to October 31, 1997.

                      See Notes to Financial Statements.


OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Concluded)
--------------------------------------------------------------------------------


                                                          FIXED      MUNICIPAL
                                                         INCOME        BOND
                              INTERNATIONAL FUND          FUND         FUND
                           --------------------------  -----------  -----------
                               YEAR          YEAR        PERIOD       PERIOD
                              ENDED         ENDED         ENDED        ENDED
                           OCTOBER 31,    OCTOBER31,   OCTOBER 31,  OCTOBER 31,
                               1998          1997        1998(A)      1998(B)
                           ------------  ------------  -----------  -----------
FROM OPERATIONS:
 Net investment income.... $  1,955,296  $  1,739,956  $   83,426   $   131,951
 Net realized gain/(loss)
   on investments and
   foreign currency
   transactions...........  (20,123,751)   18,327,726      41,374        46,806
 Net change in unrealized
   appreciation/
   depreciation on
   investments and foreign
   currency translations..    4,268,221   (12,855,684)    253,965       218,736
                           ------------  ------------  ----------   -----------
 Net increase/(decrease)
   in net assets from
   operations.............  (13,900,234)    7,211,998     378,765       397,493
                           ------------  ------------  ----------   -----------
DISTRIBUTIONS TO
SHAREHOLDERS:
 From net investment
   income.................   (2,302,398)   (1,851,779)         --            --
 From capital gains.......   (9,209,591)           --          --            --
                           ------------  ------------  ----------   -----------
 Net decrease in net
   assets
   from distributions.....  (11,511,989)   (1,851,779)         --            --
                           ------------  ------------  ----------   -----------
FROM CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sale of
   capital stock..........   55,256,898    57,423,331   7,429,200    11,257,900
 Reinvestment of
   dividends..............    8,611,100     1,347,247          --            --
 Net cost of capital stock
   redeemed...............  (89,017,239)  (26,131,841) (2,209,307)     (605,012)
                           ------------  ------------  ----------   -----------
 Net increase/(decrease)
   in net assets resulting
   from capital stock
   transactions...........  (25,149,241)   32,638,737   5,219,893    10,652,888
                           ------------  ------------  ----------   -----------
 NET INCREASE/(DECREASE)
   IN NET ASSETS..........  (50,561,464)   37,998,956   5,598,658    11,050,381
                           ------------  ------------  ----------   -----------
NET ASSETS:
 Beginning of period......  173,793,408   135,794,452          --            --
                           ------------  ------------  ----------   -----------
 End of period............ $123,231,944  $173,793,408  $5,598,658   $11,050,381
                           ============  ============  ==========   ===========
Undistributed net
 investment income
 included in net assets at
 end of period............ $    817,726  $  1,164,367  $   83,426   $   131,951
                           ============  ============  ==========   ===========

(a) For the period March 12, 1998 (commencement of operations) to October 31, 1998.
(b) For the period March 6, 1998 (commencement of operations) to October 31,
    1998.

                       See Notes to Financial Statements.





                      [This Page Intentionally Left Blank]



OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS
October 31, 1998
-------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                   NET REALIZED
                                       AND
                                    UNREALIZED
             NET ASSET    NET     GAIN/(LOSS) ON            DISTRIBUTIONS DISTRIBUTIONS
  PERIOD      VALUE,   INVESTMENT  INVESTMENTS,  TOTAL FROM   FROM NET        FROM
   ENDED     BEGINNING  INCOME/    AND FOREIGN   INVESTMENT  INVESTMENT      CAPITAL
OCTOBER 31,  OF PERIOD   (LOSS)     CURRENCIES   OPERATIONS    INCOME         GAINS
-----------  --------- ---------- -------------- ---------- ------------- -------------
CORE EQUITIES FUND
1998 (a)      $10.00     (0.01)        0.02         0.01           --            --
GROWTH OPPORTUNITY FUND
1997 (b)      $10.00     (0.06)        1.88         1.82           --            --
1998          $11.82     (0.07)       (1.12)       (1.19)          --            --
INTERNATIONAL FUND
1994          $10.14      0.10         0.57         0.67           --            --
1995          $10.81      0.14        (1.07)       (0.93)       (0.08)           --
1996          $ 9.80      0.13         1.37         1.50        (0.14)           --
1997          $11.16      0.12         0.62         0.74        (0.15)           --
1998          $11.75      0.14        (1.25)       (1.11)       (0.18)        (0.72)
FIXED INCOME FUND
1998 (c)      $10.00      0.28         0.65         0.93           --            --
MUNICIPAL BOND FUND
1998 (d)      $10.00      0.21         0.41         0.62           --            --
---------------------------------------------------------------------------------------

  * Total return is calculated without a sales charge assuming a purchase of shares on the first day and a sale on the last day of the period.
 ** Annualized.
(a) For the period from March 2, 1998 (commencement of operations) to October 31, 1998.
(b) For the period from February 28, 1997 (commencement of operations) to October 31, 1997.
(c) For the period from March 12, 1998 (commencement of operations) to October 31, 1998.
(d) For the period from March 6, 1998 (commencement of operations) to October 31, 1998.

Note: Per share values calculated using average shares outstanding.


                      See Notes to Financial Statements.


--------------------------------------------------------------------------------

                                    RATIOS TO AVERAGE NET ASSETS
                                   ---------------------------------
                                   EXPENSES
                                    BEFORE
                                    WAIVER
                                     AND                              NET ASSETS,
               NET ASSET            REIM-                   NET           END      PORTFOLIO
    TOTAL      VALUE, END  TOTAL    BURSE-     NET      INVESTMENT     OF PERIOD   TURNOVER
DISTRIBUTIONS  OF PERIOD  RETURN*   MENTS    EXPENSES  INCOME/(LOSS) (000 OMITTED)   RATE
-------------  ---------- -------  --------  --------  ------------- ------------- ---------
       --        $10.01      0.1%    2.23%**   1.25%**     (0.03)%**   $ 33,164       56%
       --        $11.82     18.2%    2.58%**   1.50%**     (0.79%)**   $ 51,528       46%
       --        $10.63    (10.1%)   1.57%     1.48%       (0.57%)     $113,825      140%
       --        $10.81      6.6%    1.70%     1.50%        0.90%      $104,529       23%
    (0.08)       $ 9.80     (8.6%)   1.60%     1.50%        1.40%      $104,194       32%
    (0.14)       $11.16     15.5%    1.52%     1.50%        1.19%      $135,794       55%
    (0.15)       $11.75      6.6%    1.52%     1.50%        0.98%      $173,793       58%
    (0.90)       $ 9.74    (10.2%)   1.53%     1.49%        1.27%      $123,232      129%
       --        $10.93      9.3%    7.13%**   1.05%**      4.48%**    $  5,599       30%
       --        $10.62      6.2%    3.95%**   1.05%**      3.40%**    $ 11,050       40%
--------------------------------------------------------------------------------------------



OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 1998
-------------------------------------------------------------------------------


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. Old Westbury Funds, Inc. (the "Fund"), a Maryland corporation, registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's Articles of Incorporation permit the Board of Directors ("Directors") to create an unlimited number of series, each of which is a separate class of shares. At October 31, 1998, the Fund consisted of five separate investment portfolios (each portfolio individually referred to as a "Portfolio" and collectively as the "Portfolios") which are presented herein:

PORTFOLIO NAME                        INVESTMENT OBJECTIVE
Old Westbury Core Equities Fund       Long-term capital appreciation.
("Core Equities Fund")
Old Westbury Growth Opportunity Fund  Capital appreciation.
("Growth Opportunity Fund")
Old Westbury International Fund       Long-term growth of capital.
("International Fund")
Old Westbury Fixed Income Fund        Total return.
("Fixed Income Fund")
Old Westbury Municipal Bond Fund      High level of current income
("Municipal Bond Fund")               exempt from federal regular
                                      income tax.

  The Fund was incorporated under the laws of the state of Maryland on August 26, 1993 and commenced operations on October 22, 1993.

  The following is a summary of the significant accounting policies followed by the Portfolios:

  A. VALUATION OF INVESTMENTS. Securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices. If no bid or asked prices are quoted, then the security is valued by such method as the Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities.

  Securities traded in the over-the-counter market, including listed securities whose primary market is believed by Bessemer Trust Company,


                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 1998 (Continued)
-------------------------------------------------------------------------------

N.A. ("Bessemer"), the Portfolio's investment advisor (the "Advisor"), to be over-the-counter, are valued at the mean of the last reported bid and asked prices from such sources as the Directors deem appropriate to reflect their fair value.

  Debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Directors designed to reflect in good faith the fair value of such securities.

  B. FOREIGN CURRENCY TRANSLATION. The books and records of the International Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

       (i) value on investment securities, other assets and liabilities--at the current rates of exchange.

       (ii) purchases and sales of investment securities, income, and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

  Although the net assets of the International Fund are presented at the foreign exchange rates and values at the close of the period, the International Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the value of the securities held at the end of the period. Similarly, the International Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the value of portfolio securities sold during the period.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic stability.


OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 1998 (Continued)
-------------------------------------------------------------------------------


  C. FORWARD FOREIGN CURRENCY CONTRACTS. The International Fund enters into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. There were no forward foreign currency contracts open at October 31, 1998.

  D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date except that, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income, including amortization of premiums and discounts, is accrued daily.

  E. DEFERRED ORGANIZATION EXPENSES. Expenses incurred by each Portfolio in connection with its organization and the initial public offering of the Portfolio's shares are being amortized on a straight-line basis over a five-year period. The amount paid by the Portfolio's on any redemption of the Portfolio's initial shares will be reduced by the pro rata portion of any unamortized organization expense which the number of the initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption.

  F. FEDERAL TAXES. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income or excise tax provision is required.

  At October 31, 1998, the International Fund and the Core Equities Fund, for federal income tax purposes, had capital loss carryforwards of $19,893,506 and $2,267,543, respectively, which will expire in the year 2006. At October 31, 1998, the Growth Opportunity Fund, for federal income tax purposes, had a capital loss carryforward of $12,080,369 which will expire in the year 2006 and a capital loss carryforward of $367,778


                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 1998 (Continued)
-------------------------------------------------------------------------------

which will expire in the year 2005. The capital loss carryforward will reduce the Portfolios' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Portfolios of any liability for federal tax.

  G. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. The Portfolios anticipate paying income and capital gains dividends on a quarterly basis. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by: differences in the timing of the recognition of certain components of income, expense, and capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Portfolio.

  H. RESTRICTED SECURITIES. Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

  Additional information on each restricted security held in Growth Opportunity Fund at October 31, 1998 is as follows:

           SECURITY                   ACQUISITION DATE             ACQUISITION COST
           --------                   ----------------             ----------------
 Fairfax Financial Holding Ltd.      3/20/1998-3/26/1998              $2,890,925
 Candescent Technology                    4/17/1998                    2,677,000



OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 1998 (Continued)
-------------------------------------------------------------------------------


  I. ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements. Actual results could differ from these estimates.

2. TRANSACTIONS WITH AFFILIATES.

  A. INVESTMENT ADVISORY FEES. Pursuant to an advisory contract, the Fund has retained Bessemer to make investment decisions for the Portfolios. The investment advisory fee paid to the advisor is computed daily and paid monthly in accordance with the following schedule:

  Core Equities Fund--0.70% of the first $100 million of the Portfolio's average net assets, 0.65% of the second $100 million of such assets and 0.60% of such assets exceeding $200 million.

  Growth Opportunity Fund and International Fund--0.80% of the first $100 million of the Portfolio's average net assets, 0.75% of the second $100 million of such assets and 0.70% of such assets exceeding $200 million.

  Fixed Income Fund and Municipal Bond Fund--0.45% of the first $100 million of the Portfolio's average net assets, 0.40% of the second $100 million of such assets and 0.35% of such assets exceeding $200 million.

  B. ADMINISTRATION FEES. Federated Administrative Services ("FAS") serves as administrator. Edgewood Services, Inc. serves as distributor and shareholder servicing agent. FAS provides administrative services necessary for the overall administration of the Portfolios including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Portfolios, the preparation and filing of all documents required for compliance by the Portfolios with applicable laws and regulations; providing equipment and personnel necessary for maintaining the organization of the Portfolios; preparation of certain documents in connection with meetings of the Directors and shareholders; the maintenance of books and records of the Portfolios; and paying the compensation of the Portfolio's officers and Directors affiliated with FAS. For providing these services, FAS received from the Portfolios a fee accrued daily and paid monthly at an annual rate equal to 0.15% of the average daily net assets of the Fund up to $250 million; 0.125% on the next


                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 1998 (Continued)
-------------------------------------------------------------------------------

$250 million of such assets; 0.10% on the next $250 million of such assets; and 0.075% of such assets over $750 million. The administrative services fee received during any fiscal year shall be at least $75,000 per Portfolio. Federated Administrative Services may choose to voluntarily waive a portion of its fee at any time.

  C. DISTRIBUTION AND SERVICE PLAN AND DISTRIBUTION REIMBURSEMENT FEES. The Directors adopted a distribution and service plan (the "Plan") for the Portfolios pursuant to Rule 12b-1 of the Act, and pursuant to the Plan, the Portfolios entered into a distribution agreement and a shareholder servicing agreement with Edgewood Services, Inc. and a shareholder servicing agreement with Bessemer. Under its shareholder servicing agreement, Bessemer received payments from the Portfolios to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, Edgewood Services, Inc. receives payments for the Portfolios to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, Bessemer is permitted (i) to receive a payment from the Portfolios attributable to Bessemer's clients (and its affiliates) for providing shareholder services to such clients and (ii) to receive payments to permit it to make payments to other financial institutions as shareholder servicing agents. The total of shareholder servicing fees in the aggregate payable to Edgewood Services, Inc. and Bessemer will not exceed 0.25% per annum of the Portfolios average daily net assets.

  The distribution agreement with Edgewood Services, Inc. provides for reimbursement to Edgewood Services, Inc. by the Portfolio for its distribution, promotional and advertising costs incurred in connection with the distribution of the Portfolio's shares in an amount not to exceed 0.10% per annum of the Portfolio's average daily net assets.

  In addition, the Portfolio will pay for certain other expenses under the Plan. These expenses shall not exceed an amount equal to 0.05% per annum of the Portfolio's average daily net assets.

  D. DIRECTORS' FEES. Each Director who is not an "interested person" (as defined in the Act) of the Fund receives a $5,000 annual retainer plus $1,500 per meeting and is reimbursed for out-of-pocket expenses incurred in connection with committee or board meetings.



                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 1998 (Continued)
-------------------------------------------------------------------------------

  E. CUSTODY FEES. The Fund has retained Bessemer to serve as the Portfolios' custodian. Bessemer is responsible for maintaining the books and records of the Portfolios' securities and cash. For providing these services, Bessemer receives from each Portfolio a fee accrued and paid monthly at an annual rate equal to 0.15% (0.20% for the International Fund) of the average daily net assets of the Portfolio.

3. CAPITAL STOCK. The Fund has authorized a total of 20 billion shares of common stock (par value $0.001 per share) and is permitted to issue 4 billion of the authorized shares in each of the Portfolios. Transactions in shares and dollars of capital stock were as follows:

                                                          CORE EQUITIES FUND
                                                         ----------------------
                                                         FOR THE PERIOD ENDED
                                                          OCTOBER 31, 1998(A)
                                                         ----------------------
                                                          SHARES      DOLLARS
                                                         ---------  -----------
Common stock sold....................................... 3,656,493  $37,724,214
Common stock redeemed...................................  (343,980)  (3,679,176)
                                                         ---------  -----------
Net increase............................................ 3,312,513  $34,045,038
                                                         =========  ===========

                                          GROWTH OPPORTUNITY FUND
                               ------------------------------------------------
                                 FOR THE YEAR ENDED      FOR THE PERIOD ENDED
                                  OCTOBER 31, 1998        OCTOBER 31, 1997(B)
                               ------------------------  ----------------------
                                 SHARES      DOLLARS      SHARES      DOLLARS
                               ----------  ------------  ---------  -----------
Common stock sold.............  8,919,300  $108,442,049  4,366,770  $50,921,316
Common stock redeemed......... (2,573,859)  (30,361,846)    (5,875)     (72,481)
                               ----------  ------------  ---------  -----------
Net increase..................  6,345,441  $ 78,080,203  4,360,895  $50,848,835
                               ==========  ============  =========  ===========


                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 1998 (Continued)
-------------------------------------------------------------------------------


                                           INTERNATIONAL FUND
                             --------------------------------------------------
                               FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                OCTOBER 31, 1998          OCTOBER 31, 1997
                             ------------------------  ------------------------
                               SHARES      DOLLARS       SHARES      DOLLARS
                             ----------  ------------  ----------  ------------
Common stock sold...........  5,021,491  $ 55,256,898   4,533,069  $ 57,423,331
Reinvestment of dividends...    803,274     8,611,100     114,953     1,347,247
Common stock redeemed....... (7,960,501)  (89,017,239) (2,028,400)  (26,131,841)
                             ----------  ------------  ----------  ------------
Net increase/ (decrease).... (2,135,736) $(25,149,241)  2,619,622  $ 32,638,737
                             ==========  ============  ==========  ============


                                                           FIXED INCOME FUND
                                                          ---------------------
                                                          FOR THE PERIOD ENDED
                                                          OCTOBER 31, 1998(C)
                                                          ---------------------
                                                           SHARES     DOLLARS
                                                          --------  -----------
Common stock sold........................................  713,035  $ 7,429,200
Common stock redeemed.................................... (200,895)  (2,209,307)
                                                          --------  -----------
Net increase.............................................  512,140  $ 5,219,893
                                                          ========  ===========

                                                          MUNICIPAL BOND FUND
                                                         ----------------------
                                                         FOR THE PERIOD ENDED
                                                          OCTOBER 31, 1998(D)
                                                         ----------------------
                                                          SHARES      DOLLARS
                                                         ---------  -----------
Common stock sold....................................... 1,099,043  $11,257,900
Common stock redeemed...................................   (58,965)    (605,012)
                                                         ---------  -----------
Net increase............................................ 1,040,078  $10,652,888
                                                         =========  ===========

(a) For the period March 2, 1998 (commencement of operations) to October 31,
    1998.

(b) For the period February 28, 1997 (commencement of operations) to October 31, 1997.

(c) For the period March 12, 1998 (commencement of operations) to October 31, 1998.

(d) For the period March 6, 1998 (commencement of operations) to October 31,
    1998.



OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 1998 (Concluded)
-------------------------------------------------------------------------------

4. PURCHASES AND SALES OF SECURITIES. For the period ended October 31, 1998 purchases and sales of investment securities other than short-term investments were as follows:

         FUND                            PURCHASES                                  SALES
         ----                          ------------                             ------------
Core Equities Fund                     $ 43,664,854                             $ 10,282,627
Growth Opportunity Fund                 215,265,770                              133,140,694
International Fund                      191,217,905                              219,148,080
Fixed Income Fund                         5,960,688                                  918,416
Municipal Bond Fund                      12,966,953                                2,409,789

5. DISTRIBUTIONS AND FOREIGN TAXES WITHHELD. The following information summa-rizes per share distributions to be paid by the Portfolios for the year ended October 31, 1998 (record date and payable date for the distributions were De-cember 16, 1998 and December 29, 1998, respectively):

                                 FOREIGN TAXES
                     NET INCOME PAID OR WITHHELD  SHORT-TERM
       FUND          PER SHARE     PER SHARE     CAPITAL GAINS
       ----          ---------- ---------------- -------------
Core Equities Fund     $0.01            --              --
International Fund      0.25         $0.03              --
Fixed Income Fund       0.29            --           $0.08
Municipal Bond Fund     0.15            --            0.04

  The foreign taxes paid or withheld represent taxes incurred by the Portfolio on dividends received by the Portfolios from foreign sources. Pursuant to IRC
Section 853, the foreign taxes paid or withheld are fully available for credit and should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

6. YEAR 2000 (UNAUDITED). Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Advisor and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the funds.


INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
OLD WESTBURY FUNDS, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Core Equities, Growth Opportunity, International, Fixed Income, and Municipal Bond Funds of Old Westbury Funds, Inc. as of October 31, 1998, the related statements of operations for the period ended October 31, 1998 and changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of Core Equities, Growth Opportunity, International, Fixed Income, and Municipal Bond Funds of Old Westbury Funds, Inc. as of October 31, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

New York, New York
December 18, 1998


INVESTMENT ADVISOR:                      ADMINISTRATOR:
Bessemer Trust Company, N.A.             Federated Administrative Services
630 Fifth Avenue                         Federated Investors Tower
New York, NY 10111                       1001 Liberty Avenue
(212) 708-9100

                                         Pittsburgh, PA 15222-3779

DISTRIBUTOR AND SHAREHOLDER              SHAREHOLDER SERVICING AGENT:
SERVICING AGENT:                         Bessemer Trust Company, N.A.
Edgewood Services, Inc.                  630 Fifth Avenue
5800 Corporate Drive                     New York, NY 10111
Pittsburgh, PA 15237-5829

                                         (212) 708-9100

TRANSFER AGENT:                          INDEPENDENT AUDITORS:
Fundamental Shareholder                  Deloitte & Touche LLP
  Services, Inc.                         Two World Financial Center
11 West 25th Street--7th Floor           New York, NY 10281-1414
New York, NY 10010-2001

CUSTODIAN:
Bessemer Trust Company, N.A.
100 Woodbridge Center Drive
Woodbridge, NJ 07095


Cusip 680414307
Cusip 680414208
Cusip 680414109
Cusip 680414406
Cusip 680414505
G01963-06 (12/98)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus.





A1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed on the top. Old Westbury Core Equities Fund is represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Old Westbury Core Equities Fund and the S&P 500. The "x" axis reflects computation periods from 3/02/98 to 10/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in Old Westbury Core Equities Fund as compared to the S&P 500. The ending values were $10,010 and $10.570, respectively.

A2. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed on the top. Old Westbury Growth Opportunity Fund is represented by a solid line. The Russell 2500 Index is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Old Westbury Growth Opportunity Fund and the Russell 2500 Index. The "x" axis reflects computation periods from 2/28/97 to 10/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in Old Westbury Growth Opportunity Fund as compared to the Russell 2500 Index. The ending values were $10,630 and $10,910, respectively.

A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed on the top. Old Westbury International Fund is represented by a solid line. The Morgan Stanley Capital
International: Europe, Australia and Far East ("EAFE") Index is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Old Westbury International Fund and the EAFE Index. The "x" axis reflects computation periods from 10/22/93 to 10/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in Old Westbury International Fund as compared to the EAFE Index. The ending values were $10,933 and $13,885, respectively.


A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed on the top. Old Westbury Fixed Income Fund is represented by a solid line. The Lehman Brothers Government /Corporate Bond Total Index is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Old Westbury Fixed Income Fund and the Lehman Brothers Government /Corporate Bond Total Index. The "x" axis reflects computation periods from 3/12/98 to 10/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in Old Westbury Fixed Income Fund as compared to the Lehman Brothers Government /Corporate Bond Total Index. The ending values were $10,930 and $10,670, respectively.


A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed on the top. Old Westbury Municipal Bond Fund is represented by a solid line. The Lehman Brothers Municipal Bond Index is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Old Westbury Municipal Bond Fund and the Lehman Brothers Municipal Bond Index. The "x" axis reflects computation periods from 3/06/98 to 10/31/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in Old Westbury Municipal Bond Fund as compared to the Lehman Brothers Municipal Bond Index. The ending values were $10,620 and $10,470, respectively.